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                                                                   EXHIBIT 10.12

                    AMENDMENT NO. 3 TO EMPLOYMENT AGREEMENT


    AMENDMENT NO. 3 TO EMPLOYMENT AGREEMENT dated as of March 30, 2006, by and among TA Operating Corporation, a Delaware corporation (the "Company"), TravelCenters of America, Inc., a Delaware corporation ("Holdings"), and Timothy
L. Doane (the "Employee").

    WHEREAS, the Company, Holdings and the Employee are parties to an Employment Agreement dated as of January 1, 2000, which agreement was previously amended by that certain Amendment No. 1 dated as of May 26, 2000, and that certain Amendment No. 2 dated as of December 14, 2004 (the "Employment Agreement"); and

    WHEREAS, the parties desire to amend further the Employment Agreement as hereinafter set forth; and

    NOW, THEREFORE, in consideration of the parties' mutual desire to modify the Employment Agreement and the mutual covenants herein contained, the parties agree as follows effective March 1, 2006:


    1. The Base Salary amount set forth in Section 3.1 of the Employment Agreement shall be changed to Seven Hundred Thousand Dollars ($700,000).

    2. The Target Bonus percentage set forth in the second sentence of Section
3.2 of the Employment Agreement shall be changed from seventy-five percent (75%) to one hundred percent (100%).

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    3. The remaining terms and provisions of the Employment Agreement shall not be modified hereby and shall remain in full force and effect.

    IN WITNESS WHEREOF, the parties have executed this Amendment No. 3 to Employment Agreement as of the date first above written.


                                                  TRAVELCENTERS OF AMERICA, INC.

                                                  ("Holdings")

                                            By:      /s/    Steven B. Gruber
                                                  ------------------------------

                                            Name:           Steven B. Gruber
                                                  ------------------------------

                                            Title:  Chairman of the Compensation
                                                    Committee of the Board
                                                  ------------------------------


                                                  TA OPERATING CORPORATION

                                                  ("Company")

                                            By:      /s/    Steven B. Gruber
                                                  ------------------------------

                                            Name:           Steven B. Gruber
                                                  ------------------------------

                                            Title:  Chairman of the Compensation
                                                    Committee of the Board
                                                  ------------------------------



                                                     /s/    Timothy L. Doane
                                                  ------------------------------

                                                            Timothy L. Doane

                                                            ("Employee")